Exhibit 1.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.01 per share of ECLIPSE RESOURCES CORPORATION and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof each of the undersigned, being duly authorized, hereby execute this Agreement on the date set forth below.

Date: February 6, 2018

EnCap Energy Capital Fund VIII, L.P.

By:	EnCap Equity Fund VIII GP, L.P., its general partner

By:	EnCap Investments L.P., its general partner

By:	EnCap Investments GP, L.L.C, its general partner

By:	/s/ Douglas E. Swanson, Jr.
Name: Douglas E. Swanson, Jr.
Title: Managing Director

EnCap Energy Capital Fund VIII Co-Investors, L.P.

By:	EnCap Equity Fund VIII GP, L.P.,
its general partner

By:	EnCap Investments L.P., its general partner

By:	EnCap Investments GP, L.L.C, its general partner

By:	/s/ Douglas E. Swanson, Jr.
Name: Douglas E. Swanson, Jr.
Title: Managing Director

EnCap Energy Capital Fund IX, L.P.

By:	EnCap Equity Fund IX GP, L.P., its general partner

By:	EnCap Investments L.P.,
its general partner

By:	EnCap Investments GP, L.L.C,
its general partner

By:	/s/ Douglas E. Swanson, Jr.
Name: Douglas E. Swanson, Jr.
Title: Managing Director

EnCap Partners GP, LLC

By:	/s/ Douglas E. Swanson, Jr.
Name: Douglas E. Swanson, Jr.
Title: Managing Partner

Travis Peak Resources, LLC

By:	TPR Holding Company, LLC,
its sole member

By:	EnCap Equity Fund IX GP, L.P.,
its sole member

By:	EnCap Investments L.P.,
its general partner

By:	EnCap Investments GP, L.L.C,
its general partner

By:	/s/ Douglas E. Swanson, Jr.
Name: Douglas E. Swanson, Jr.
Title: Managing Director

TPR Residual Assets, LLC

By:	EnCap Energy Capital Fund IX, L.P.,
its sole member

By:	EnCap Equity Fund IX GP, L.P.,
its general partner

By:	EnCap Investments L.P.,
its general partner

By:	EnCap Investments GP, L.L.C.,
its general partner

By:	/s/ Douglas E. Swanson, Jr.
Name: Douglas E. Swanson, Jr.
Title: Managing Director